Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Consolidated Statements of Condition
Held to maturity, Market value (in dollars)	$ 4,400	$ 4,400
Available for sale, Amortized cost (in dollars)	$ 5,281,090	$ 5,472,310
Common shares, par value (in dollars per share)	$ 1	$ 1
Common shares, Authorized shares	275,000,000	275,000,000
Common shares, issued shares	96,658,794	96,616,673
Treasury, shares	34,490,048	34,407,674